Exhibit 99.1

eGain Reports Record Revenue in Second Quarter of Fiscal 2022, Up 20% Year Over Year,

and Raises Revenue Guidance for Full Fiscal Year

Sunnyvale, CA (February 3, 2022) – eGain (NASDAQ: EGAN), a leading cloud platform provider of customer engagement automation, today announced financial results for its fiscal 2022 second quarter ended December 31, 2021.

“Strong bookings drove record revenue in the quarter, well ahead of our guidance and consensus estimates,” said Ashu Roy, eGain’s CEO. “Knowledge management is the #1 technology recommended by Gartner for Customer Service in 2022. We are leading the charge to add omnichannel solve capabilities to customer engagement with the eGain Knowledge Hub. Also, we heartily congratulate BT Consumer, one of our marquee clients, for winning the 2021 KM Reality award. And we thank the IRS whose agency sponsorship helped us receive FedRAMP authorization for our SaaS suite.”

Fiscal 2022 Second Quarter Financial Highlights

●	Total revenue was $23.1 million, up 20% year over year.
●	SaaS revenue was $20.5 million, up 26% year over year.
●	Subscription non-GAAP gross margin was 83%, up 100 basis points year over year.
●	Total non-GAAP gross margin was 78%, up 200 basis points year over year.
●	GAAP net loss was $826,000, or $0.03 per share on a basic and diluted basis, compared to GAAP net income of $1.6 million, or $0.05 per share on a basic and diluted basis, in Q2 2021.
●	Non-GAAP net income was $3.0 million, or $0.10 per share on a basic and diluted basis, compared to non-GAAP net income of $2.0 million, or $0.07 per share on a basic basis and $0.06 per share on a diluted basis, in Q2 2021.
●	Total cash and cash equivalents were $68.5 million, compared to $54.2 million in Q2 2021.

Fiscal 2022 First Six Months Financial Highlights

●	Total revenue was $44.5 million, up 16% year over year.
●	SaaS revenue was $39.6 million, up 23% year over year.
●	Subscription non-GAAP gross margin was 83%, up 100 basis points year over year.
●	Total non-GAAP gross margin was 78%, up 200 basis points year over year.
●	GAAP net loss was $275,000, or $0.01 per share on a basic and diluted basis, compared to GAAP net income of $3.7 million, or $0.12 per share on a basic basis and $0.11 per share on a diluted basis, in Q2 2021.
●	Non-GAAP net income was $5.7 million, or $0.18 per share on a basic and diluted basis, compared to non-GAAP net income of $4.6 million, or $0.15 per share on a basic basis and $0.14 per share on a diluted basis, in Q2 2021.
●	Cash provided from operations was $4.7 million, or an operating cash flow margin of 11%.

Fiscal 2022 Third Quarter Financial Guidance

For the third quarter of fiscal 2022 ending March 31, 2022, eGain expects:

●	Total revenue of between $22.9 million to $23.5 million, representing growth of 16% to 19% year over year.
●	GAAP net loss of $3.0 million to $4.0 million, or $0.10 to $0.13 per share.
o	Includes stock-based compensation expense of approximately $3.0 million.
o	Includes depreciation and amortization of approximately $120,000.
●	Non-GAAP net loss of breakeven to $1.0 million, or $0.00 to $0.03 per share.

Fiscal 2022 Financial Guidance

For the fiscal 2022 full year ending June 30, 2022, eGain expects:

●	Total revenue of between $90.5 million to $92.0 million, representing growth of 16% to 18% year over year and is an increase from its previous annual revenue guidance of $89.0 million to $90.5 million.
●	GAAP net loss of $9.0 million to $10.5 million, or $0.29 to $0.33 per share.
o	Includes stock-based compensation expense of approximately $12.0 million.
o	Includes depreciation and amortization of approximately $500,000.
●	Non-GAAP net income of $1.5 million to $3.0 million, or $0.05 to $0.10 per share.

Guidance Assumption:

●	Basic and diluted weighted average shares outstanding are expected to be approximately 31.5 million for the third quarter of fiscal 2022 and 31.4 million for fiscal year 2022.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP net income and non-GAAP gross margin. Such non-GAAP financial measures are adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2022 second quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 888-204-4368 (US and Canada) or +1 773-305-6853 (international) and give the participant passcode 7733025. A live and archived webcast of the call will also be accessible on the “Investor relations” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week. To access the replay dial-in information, please click here.

About eGain

Our knowledge-powered customer engagement software automates digital-first, omnichannel experiences for global brands. Infused with AI and analytics, eGain’s top-rated cloud platform enables effortless customer journeys with virtual assistance, customer self-service, and modern agent tools. To learn more, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation our financial guidance for the third quarter of fiscal 2022 ending March 31, 2022 and full year of fiscal 2022 ending June 30, 2022; our continued investment in sales and marketing and market opportunity; and expectations regarding our growth prospects. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the third quarter of fiscal 2022 ending March 31, 2022 and full year of fiscal 2022 ending June 30, 2022. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for the Company’s products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 10, 2021 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2021	2021
ASSETS
Current assets:
Cash and cash equivalents	$68,481	$63,231
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $227 and $384 as of December 31, 2021 and June 30, 2021, respectively	14,773	26,311
Costs capitalized to obtain revenue contracts, net	1,473	1,323
Prepaid expenses	1,916	3,028
Other current assets	842	778
Total current assets	87,492	94,678
Property and equipment, net	750	705
Operating lease right-of-use assets	4,420	2,191
Costs capitalized to obtain revenue contracts, net of current portion	3,102	2,612
Goodwill	13,186	13,186
Other assets, net	1,378	1,191
Total assets	$110,328	$114,563

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,580	$3,068
Accrued compensation	6,396	8,444
Accrued liabilities	2,978	4,352
Operating lease liabilities	1,178	1,466
Deferred revenue	39,009	46,211
Total current liabilities	51,141	63,541
Deferred revenue, net of current portion	2,543	3,332
Operating lease liabilities, net of current portion	3,091	797
Other long-term liabilities	889	832
Total liabilities	57,664	68,502
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 and 50,000 shares; outstanding: 31,493 and 31,231 shares as of December 31, 2021 and June 30, 2021, respectively	31	31
Additional paid-in capital	385,467	378,451
Notes receivable from stockholders	(94)	(92)
Accumulated other comprehensive loss	(1,356)	(1,220)
Accumulated deficit	(331,384)	(331,109)
Total stockholders' equity	52,664	46,061
Total liabilities and stockholders' equity	$110,328	$114,563

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue:
Subscription	$21,306	$17,699	$41,451	$35,447
Professional services	1,787	1,534	3,092	2,849
Total revenue	23,093	19,233	44,543	38,296
Cost of revenue:
Cost of subscription	3,521	3,248	7,008	6,470
Cost of professional services	2,580	1,463	4,392	2,873
Total cost of revenue	6,101	4,711	11,400	9,343
Gross profit	16,992	14,522	33,143	28,953
Operating expenses:
Research and development	6,186	4,508	11,795	9,013
Sales and marketing	8,155	6,266	15,558	11,897
General and administrative	3,281	1,852	5,730	3,796
Total operating expenses	17,622	12,626	33,083	24,706
(Loss) Income from operations	(630)	1,896	60	4,247
Interest income, net	2	2	4	6
Other expense, net	(29)	(160)	(19)	(323)
(Loss) Income before income tax provision	(657)	1,738	45	3,930
Income tax provision	(169)	(132)	(320)	(280)
Net (loss) income	$(826)	$1,606	$(275)	$3,650
Per share information:
(Loss) Earnings per share:
Basic	$(0.03)	$0.05	$(0.01)	$0.12
Diluted	$(0.03)	$0.05	$(0.01)	$0.11
Weighted-average shares used in computation:
Basic	31,430	30,967	31,355	30,910
Diluted	31,430	32,732	31,355	32,605

Stock-based compensation included in above costs and expenses:
Cost of revenue	$1,006	$80	$1,524	$155
Research and development	988	144	1,527	302
Sales and marketing	750	175	1,259	306
General and administrative	1,077	27	1,618	133
	$3,821	$426	$5,928	$896

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$—	$—	$—	$26
	$—	$—	$—	$26

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020
(Loss) Income from operations	$(630)	$1,896	$60	$4,247
Add:
Stock-based compensation	3,821	426	5,928	896
Amortization of intangibles assets	—	—	—	26
Non-GAAP income from operations	$3,191	$2,322	$5,988	$5,169

Net (loss) income	$(826)	$1,606	$(275)	$3,650
Add:
Stock-based compensation	3,821	426	5,928	896
Amortization of intangibles assets	—	—	—	26
Non-GAAP net income	$2,995	$2,032	$5,653	$4,572
Per share information:
Non-GAAP earnings per share:
Basic	$0.10	$0.07	$0.18	$0.15
Diluted	$0.10	$0.06	$0.18	$0.14
Weighted-average shares used in computation:
Basic	31,430	30,967	31,355	30,910
Diluted	31,430	32,732	31,355	32,605

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2021	2020
Revenue:
SaaS revenue	$20,451	$16,177	26%	26%
Legacy revenue	855	1,522	(44%)	(44%)
GAAP subscription	21,306	17,699	20%	20%
GAAP professional services	1,787	1,534	16%	16%
Total GAAP revenue	$23,093	$19,233	20%	19%

SaaS and professional services revenue:
SaaS revenue	$20,451	$16,177	26%	26%
Professional Services	1,787	1,534	16%	16%
Total SaaS and professional services revenue	$22,238	$17,711	26%	25%

Cost of Revenue:
GAAP subscription	$3,521	$3,248
Add back:
Non-GAAP subscription	$3,521	$3,248

GAAP professional services	$2,580	$1,463
Add back:
Stock-based compensation	(1,006)	(80)
Non-GAAP professional services	$1,574	$1,383

GAAP total cost of revenue	$6,101	$4,711
Add back:
Stock-based compensation	(1,006)	(80)
Non-GAAP total cost of revenue	$5,095	$4,631	10%	10%

Gross Profit:
Non-GAAP subscription	$17,785	$14,451
Non-GAAP professional services	213	151
Non-GAAP gross profit	$17,998	$14,602	23%	22%

Operating expenses:
GAAP research and development	$6,186	$4,508
Add back:
Stock-based compensation expense	(988)	(144)
Non-GAAP research and development	$5,198	$4,364	19%	19%

GAAP sales and marketing	$8,155	$6,266
Add back:
Stock-based compensation expense	(750)	(175)
Non-GAAP sales and marketing	$7,405	$6,091	22%	21%

GAAP general and administrative	$3,281	$1,852
Add back:
Stock-based compensation expense	(1,077)	(27)
Non-GAAP general and administrative	$2,204	$1,825	21%	20%

GAAP operating expenses	$17,622	$12,626
Add back:
Stock-based compensation expense	(2,815)	(346)
Non-GAAP operating expenses	$14,807	$12,280	21%	20%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2021	2020
Revenue:
SaaS	$39,645	$32,148	23%	22%
Legacy revenue	1,806	3,299	(45%)	(47%)
GAAP subscription	41,451	35,447	17%	16%
GAAP professional services	3,092	2,849	9%	7%
Total GAAP revenue	$44,543	$38,296	16%	15%

SaaS and professional services revenue:
SaaS	$39,645	$32,148	23%	22%
Professional Services	3,092	2,849	9%	7%
Total SaaS and professional services revenue	$42,737	$34,997	22%	21%

Cost of Revenue:
GAAP subscription	$7,008	$6,470
Add back:
Amortization of intangible assets	—	(26)
Non-GAAP subscription	$7,008	$6,444

GAAP professional services	$4,392	$2,873
Add back:
Stock-based compensation	(1,524)	(155)
Non-GAAP professional services	$2,868	$2,718

GAAP total cost of revenue	$11,400	$9,343
Add back:
Stock-based compensation	(1,524)	(155)
Amortization of intangible assets	—	(26)
Non-GAAP total cost of revenue	$9,876	$9,162	8%	7%

Gross Profit:
Non-GAAP subscription	$34,443	$29,003
Non-GAAP professional services	224	131
Non-GAAP gross profit	$34,667	$29,134	19%	18%

Operating expenses:
GAAP research and development	$11,795	$9,013
Add back:
Stock-based compensation expense	(1,527)	(302)
Non-GAAP research and development	$10,268	$8,711	18%	17%

GAAP sales and marketing	$15,558	$11,897
Add back:
Stock-based compensation expense	(1,259)	(306)
Non-GAAP sales and marketing	$14,299	$11,591	23%	22%

GAAP general and administrative	$5,730	$3,796
Add back:
Stock-based compensation expense	(1,618)	(133)
Non-GAAP general and administrative	$4,112	$3,663	12%	11%

GAAP operating expenses	$33,083	$24,706
Add back:
Stock-based compensation expense	(4,404)	(741)
Non-GAAP operating expenses	$28,679	$23,965	20%	19%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.